SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 13, 2005
                                 Date of Report
                        (Date of earliest event reported)


                                SYNTHETECH, INC.
             (Exact name of registrant as specified in its charter)

           OREGON                   000-12992                    84-0845771
(State or other jurisdictio   (Commission File No.)            (IRS Employer
      of incorporation)                                      Identification No.)

                    1290 INDUSTRIAL WAY, ALBANY OREGON 97322
               (Address of principal executive offices) (Zip Code)

                                 (503) 967-6575
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))














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ITEM 3.01.  NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF LISTING

         On September 13, 2005, Synthetech, Inc. received a Nasdaq Staff Determination indicating that Synthetech had not regained compliance with the bid price requirements for continued listing set forth in Marketplace Rule 4310(c)(4) during the 180 calendar day grace period provided by Marketplace Rule 4310(c)(8)(D) and that its securities are, therefore, subject to delisting from The Nasdaq SmallCap Market. Synthetech's securities are scheduled to be delisted at the opening of business on September 22, 2005. Synthetech will request a hearing before a Nasdaq Qualifications Panel to review the Staff Determination, which will stay delisting of Synthetech's securities pending the Panel's decision. There can be no assurance that the Panel will grant Synthetech's request for continued listing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.       Description
99.1           Press Release Dated September 15, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       September 15, 2005

                                        By: /s/ Gary Weber
                                           ------------------------------
                                           Gary Weber
                                           Chief Financial Officer,
                                           Vice President Finance